March 1, 2023

2023 Summary Prospectus
•	iShares J.P. Morgan Broad USD Emerging Markets Bond ETF | BEMB | CBOE BZX
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus (including amendments and supplements) and other information about the Fund, including the Fund’s statement of additional information and shareholder reports, online at https://www.ishares.com/prospectus. You can also get this information at no cost by calling 1-800-iShares (1-800-474-2737) or by sending an e-mail request to iSharesETFs@blackrock.com, or from your financial professional. The Fund’s prospectus and statement of additional information, both dated March 1, 2023, as amended and supplemented from time to time, are incorporated by reference into (legally made a part of) this Summary Prospectus. Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads can be found at www.iShares.com.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

iSHARES® J.P. MORGAN BROAD USD EMERGING MARKETS BOND ETF
Ticker: BEMB	Stock Exchange: Cboe BZX
Investment Objective
The iShares J.P. Morgan Broad USD Emerging Markets Bond ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. dollar-denominated bonds issued by emerging market sovereign, quasi-sovereign, and corporate entities.
Fees and Expenses
The following table describes the fees and expenses that you will incur if you buy, hold and sell shares of the Fund. The investment advisory agreement between iShares Trust (the “Trust”) and BlackRock Fund Advisors (“BFA”) (the “Investment Advisory Agreement”) provides that BFA will pay all operating expenses of the Fund, except: (i) the management fees, (ii) interest expenses, (iii) taxes, (iv) expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, (v) distribution fees or expenses, and (vi) litigation expenses and any extraordinary expenses. BFA, the investment adviser to the Fund, has contractually agreed to waive a portion of its management fee so that the Fund’s total annual fund operating expenses after the fee waiver will not exceed 0.18% through February 29, 2024. The contractual waiver may be terminated prior to February 29, 2024 only upon written agreement of the Trust and BFA.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investments)
Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[1]	Total Annual Fund Operating Expenses	Fee Waiver	Total Annual Fund Operating Expenses After Fee Waiver
0.20%	None	0.00%	0.20%	(0.02)%	0.18%

[1]	The amount rounded to 0.00%.

Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1 Year	3 Years
$18	$62
Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.
Principal Investment Strategies
The Fund seeks to track the investment results of the J.P. Morgan EM Sovereign and Corporate Credit Core Index (the “Underlying Index”), which was developed by JPMorgan Chase & Co. or its affiliates (the “Index Provider” or “J.P. Morgan”). The Underlying Index is composed of U.S. dollar-denominated bonds issued by sovereign, quasi-sovereign and corporate issuers in emerging markets (“EM”), as defined by the Index Provider. The Underlying Index is market capitalization-weighted subject to diversification constraints that aim to provide a more even distribution of weights across the constituent countries.
Bonds are eligible for inclusion in the Underlying Index if they are issued by (i)
an EM sovereign; (ii) an EM quasi-sovereign entity, defined as an entity that is 100% guaranteed or 100% owned by the government; or (iii) a corporate entity that is headquartered in an EM country, that has 100% of its assets in EM countries or that has 100% of assets securing the issue in EM countries. Corporate issuers must be domiciled in Africa, Asia (excluding Japan), Eastern Europe, Middle East or Latin America. For sovereign and quasi-sovereign issuers, country eligibility is based on gross national income per capita or gross domestic product indexed to purchasing power. Some countries in the Underlying Index that are classified as EM by the Index Provider may be classified as frontier markets by other index providers or treated as such by certain market participants.
Eligible sovereign and quasi-sovereign issues must have a current face amount outstanding of at least $1 billion. Eligible corporate issues must have a current face amount outstanding of at least $500 million. All securities in the Underlying Index must be U.S. dollar-denominated and have at least 2.5 years to maturity to be included and a remaining maturity of at least one year at the time of rebalancing to stay in the Underlying Index. There are no ratings restrictions on either the individual bonds or the country of risk. As a result, the Underlying Index consists of both investment-grade and non-investment-grade bonds (commonly referred to as “junk bonds”).
The Underlying Index may include fixed-rate, floating-rate and capitalizing/amortizing bonds, as well as privately issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S promulgated under the Securities Act of 1933, as amended (the “1933 Act”). Convertible bonds, inflation-linked instruments and defaulted corporate bonds are excluded.
The Index Provider uses market capitalization weighting subject to diversification constraints, which are designed to limit the weights of countries in the Underlying Index with greater debt outstanding by applying an overall 10% cap on country weight and reallocating excess weight to countries with lower debt outstanding. The Underlying Index is rebalanced on the last U.S. business day of each month.
As of October 31, 2022, the Underlying Index included issuers in 70 EM countries, and a significant portion of the Underlying Index included sovereign and corporate bonds, including bonds of companies in the financials industry or sector. The components of the Underlying Index are likely to change over time.
BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by aiming to keep portfolio turnover low in comparison to actively managed investment companies.
BFA uses a representative sampling indexing strategy to manage the Fund. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of an applicable underlying index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market value and industry weightings), fundamental characteristics (such as return variability, duration (i.e., a security's price sensitivity to a change in interest rates), maturity or credit ratings and yield) and liquidity measures similar to those of an applicable underlying index. The Fund may or may not hold all of the securities in the Underlying Index.
The Fund will invest at least 80% of its assets in the component securities of the Underlying Index, and the Fund will invest at least 90% of its assets in fixed income securities of the types included in the Underlying Index that BFA believes will help the Fund track the Underlying Index. The Fund will invest no more than 10% of its assets in futures, options and swaps contracts that BFA believes will help the Fund track the Underlying Index as well as in fixed income securities other than the types included in the Underlying Index, but which BFA believes will help the Fund track the Underlying Index. Cash and cash equivalent investments associated with a derivative position will be treated as part of that position for the purposes of calculating the percentage of investments included in the Underlying Index. The Fund seeks to track the investment results of the Underlying Index before fees and expenses of the Fund.
The Fund may lend securities representing up to one-third of the value of the Fund's total assets (including the value of any collateral received).
The Underlying Index is sponsored by J.P. Morgan, which is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.
Summary of Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund's performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund's net asset value per share (“NAV”), trading price, yield, total return and ability to meet its investment objective. The order of the below risk factors does not indicate the significance of any particular risk factor.
Asset Class Risk. Securities and other assets in the Underlying Index or in the Fund's portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes.
Assets Under Management (AUM) Risk. From time to time, an Authorized Participant (as defined in the Creations and Redemptions section of this prospectus (the “Prospectus”)), a third-party investor, the Fund’s adviser or an affiliate of the Fund’s adviser, or a fund may invest in the Fund and hold its investment for a specific period of time to allow the Fund to achieve size or scale. There can be no assurance that any such entity would not redeem its investment or that the size of the Fund would be maintained at such levels, which could negatively impact the Fund.
Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.

Authorized Participant concentration risk may be heightened for exchange-traded funds (“ETFs”), such as the Fund, that invest in securities issued by non-U.S. issuers or other securities or instruments that have lower trading volumes.
Calculation Methodology Risk. The Index Provider relies on various sources of information to assess the criteria of components of the Underlying Index, including information that may be based on assumptions and estimates. Neither the Fund nor BFA can offer assurances that the Index Provider’s calculation methodology or sources of information will provide an accurate assessment of included components.
Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds in securities with lower yields, which would result in a decline in the Fund's income, or in securities with greater risks or with other less favorable features.
Commodity Risk. The Fund invests in companies that are susceptible to fluctuations in certain commodity markets and to price changes due to trade relations. Any negative changes in commodity markets that may be due to changes in supply and demand for commodities, market events, war, regulatory developments, other catastrophic events, or other factors that the Fund cannot control could have an adverse impact on those companies.
Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund's investments are concentrated in the securities and/or other assets of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector, market segment or asset class.
Credit Risk. Debt issuers and other counterparties may be unable or unwilling to make timely interest and/or principal payments when due or otherwise honor their obligations. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also adversely affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on an issuer's or counterparty's financial condition and on the terms of an obligation.
Custody Risk. Less developed securities markets are more likely to experience problems with the clearing and settling of trades, as well as the holding of securities by local banks, agents and depositories.
Cybersecurity Risk. Failures or breaches of the electronic systems of the Fund, the Fund's adviser, distributor, the Index Provider and other service providers, market makers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions, negatively impact the Fund’s business operations and/or potentially result in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cybersecurity plans and systems of the Fund’s Index Provider and other service providers, market makers, Authorized Participants or issuers of securities in which the Fund invests.
Financials Sector Risk. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, changes in government regulations, economic conditions, and interest rates, credit rating downgrades, and decreased liquidity in credit markets. The extent to which the Fund may invest in a company that engages in securities-related activities or banking is limited by applicable law. The impact of changes in capital requirements and recent or future regulation of any individual financial company, or of the financials sector as a whole, cannot be predicted. Cybersecurity incidents and technology malfunctions and failures have become increasingly frequent and have caused significant losses to companies in this sector, which may negatively impact the Fund.
Geographic Risk. A natural disaster could occur in a geographic region in which the Fund invests, which could adversely affect the economy or the business operations of companies in the specific geographic region, causing an adverse impact on the Fund's investments in, or which are exposed to, the affected region.
High Yield Securities Risk. Securities that are rated below investment-grade (commonly referred to as “junk bonds,” which may include those bonds rated below “BBB-” by S&P Global Ratings and Fitch Ratings, Inc. (“Fitch”) or below “Baa3” by Moody's Investors Service, Inc. (“Moody's”)), or are unrated, may be deemed speculative, may involve greater levels of risk than higher-rated securities of similar maturity and may be more likely to default.
Illiquid Investments Risk. The Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without significantly changing the market value of the investment. To the extent the Fund holds illiquid investments, the illiquid investments may reduce the returns of the Fund because the Fund may be unable to transact at advantageous times or prices. In addition, if the Fund is limited in its ability to sell illiquid investments during periods when shareholders are redeeming their shares, the Fund will need to sell liquid securities to meet redemption requests and illiquid securities will become a larger portion of the Fund’s holdings. During periods of market volatility, liquidity in the market for the Fund’s shares may be impacted by the liquidity in the market for the underlying securities or instruments held by the Fund, which could lead to the Fund’s shares trading at a premium or discount to the Fund’s NAV.
Income Risk. The Fund's income may decline if interest rates fall. This decline in income can occur because the Fund may subsequently invest in lower-yielding bonds as bonds in its portfolio mature, are near maturity or are called, bonds in the Underlying Index are substituted, or the Fund otherwise needs to purchase additional bonds.
Index-Related Risk. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Underlying Index or that the Fund will achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data, index computations or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Unusual market conditions or other unforeseen circumstances (such as natural disasters, political unrest or war) may impact the Index Provider or a third-party data provider, and could cause the Index Provider to postpone a scheduled rebalance. This could cause the Underlying Index to vary from its normal or expected composition.
Infectious Illness Risk. A widespread outbreak of an infectious illness, such as the COVID-19 pandemic, may result in travel restrictions, disruption of healthcare services, prolonged quarantines, cancellations, supply chain disruptions, business closures, lower consumer demand, layoffs, ratings downgrades, defaults and other significant economic, social and political impacts. Markets may experience temporary closures, extreme volatility, severe losses, reduced liquidity and increased trading costs. Such events may adversely affect the Fund and its investments and may impact the Fund’s ability to purchase or sell securities or cause elevated tracking error and increased premiums or discounts to the Fund's NAV. Despite the development of vaccines, the duration of the COVID-19 pandemic and its effects cannot be predicted with certainty.
Interest Rate Risk. During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns or pay dividends to Fund shareholders. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, result in heightened market volatility and detract from the Fund’s performance to the extent the Fund is exposed to such interest rates. Additionally, under certain market conditions in which interest rates are low and the market prices for portfolio securities have increased, the Fund may have a very low or even negative yield. A low or negative yield would cause the Fund to lose money in certain conditions and over certain time periods. An increase in interest rates will generally cause the value of securities held by the Fund to decline, may lead to heightened volatility in the fixed-income markets and may adversely affect the liquidity of certain fixed-income investments, including those held by the Fund. Because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund to the extent that it invests in floating rate debt securities. The historically low interest rate environment in recent years heightens the risks associated with rising interest rates.
Issuer Risk. The performance of the Fund depends on the performance of individual securities to which the Fund has exposure. The Fund may be adversely affected if an issuer of underlying securities held by the Fund is unable or unwilling to repay principal or interest when due. Changes in the financial condition or credit rating of an issuer of those securities may cause the value of the securities to decline.
Management Risk. As the Fund will not fully replicate the Underlying Index, it is subject to the risk that BFA's investment strategy may not produce the intended results.
Market Risk. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s NAV.
Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruptions in the creation/redemption process. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Non-Diversification Risk. The Fund is classified as “non-diversified.” This means that, compared with other funds that are classified as “diversified,” the Fund may invest a greater percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund's performance may depend on the performance of a small number of issuers.
Non-U.S. Issuers Risk. Securities issued by non-U.S. issuers carry different risks from securities issued by U.S. issuers. These risks include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability, regulatory and economic differences, and potential restrictions on the flow of international capital. The Fund is specifically exposed to Asian Economic Risk, Central and South American Economic Risk and Middle Eastern Economic Risk.
Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and BFA seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.
Passive Investment Risk. The Fund is not actively managed, and BFA generally does not attempt to take defensive positions under any market conditions, including declining markets.
Privately Issued Securities Risk. The Fund may invest in privately issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S promulgated under the 1933 Act. Privately issued securities are securities that have not been registered under the 1933 Act and as a result may be subject to legal restrictions on resale. Privately issued securities are generally not traded on established markets. As a result of the absence of a public trading market, privately issued securities may be deemed to be illiquid investments, may be more difficult to value than publicly traded securities and may be subject to wide fluctuations in value. Delay or difficulty in selling such securities may result in a loss to the Fund.
Privatization Risk. Some countries in which the Fund invests have privatized, or have begun the process of privatizing, certain entities and industries. Privatized entities may lose money or be re-nationalized.
Reliance on Trading Partners Risk. The Fund invests in countries or regions whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on the Fund's investments. Through its holdings of securities of certain issuers, the Fund is specifically exposed to Asian Economic Risk, Eastern European Economic Risk, European Economic Risk and U.S. Economic Risk.
Risk of Investing in Emerging Markets. Investments in emerging market issuers may be subject to a greater risk of loss than investments in issuers located or operating in more developed markets. Emerging markets may be more likely to experience inflation, social instability, political turmoil or rapid changes in economic conditions than more developed markets. Companies in many emerging markets are not subject to the same degree of regulatory requirements, accounting standards or auditor oversight as companies in more developed countries, and as a result, information about the securities in which the Fund invests may be less reliable or complete. Emerging markets often have less reliable securities valuations and greater risk associated with custody of securities than developed markets. There may be significant obstacles to obtaining information necessary for investigations into or litigation against companies and shareholders may have limited legal remedies. The Fund is not actively managed and does not select investments based on investor protection considerations.
Risk of Investing in Frontier Markets. Frontier markets are those emerging markets that are considered to be among the smallest, least mature and least liquid, and as a result, may be more likely to experience inflation, political turmoil and rapid changes in economic conditions than more developed and traditional emerging markets. Investments in frontier markets may be subject to a greater risk of loss than investments in more developed and traditional emerging markets. Frontier markets often have less uniformity in accounting and reporting requirements, unreliable securities valuations and greater risk associated with custody of securities. Economic, political, illiquidity and currency risks may be more pronounced with respect to investments in frontier markets than in emerging markets.
Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
Security Risk. Some countries and regions in which the Fund invests have experienced security concerns, such as war, terrorism and strained international relations. Incidents involving a country's or region's security may cause uncertainty in its markets and may adversely affect its economy and the Fund's investments.
Small Fund Risk. When the Fund’s size is small, the Fund may experience low trading volume and wide bid/ask spreads. In addition, the Fund may face the risk of being delisted if the Fund does not meet certain conditions of the listing exchange. Any resulting liquidation of the Fund could cause the Fund to incur elevated transaction costs for the Fund and negative tax consequences for its shareholders.
Sovereign and Quasi-Sovereign Obligations Risk. The Fund invests in securities issued by or guaranteed by non-U.S. sovereign governments and by entities affiliated with or backed by non-U.S. sovereign governments, which may be unable or unwilling to repay principal or interest when due. In times of economic uncertainty, the prices of these securities may be more volatile than those of corporate debt obligations or of other government debt obligations.
Tracking Error Risk. The Fund may be subject to “tracking error,” which is the divergence of the Fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Underlying Index, pricing differences (including, as applicable, differences between a security’s price at the local market close and the Fund's valuation of a security at the time of calculation of the Fund's NAV), transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual or the valuation of distributions, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, acceptance of custom baskets, changes to the Underlying Index or the costs to the Fund of complying with various new or existing regulatory requirements, among other reasons. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not. INDEX ETFs THAT TRACK INDICES WITH SIGNIFICANT WEIGHT IN EMERGING MARKETS ISSUERS MAY EXPERIENCE HIGHER TRACKING ERROR THAN OTHER INDEX ETFs THAT DO NOT TRACK SUCH INDICES.
Valuation Risk. The price the Fund could receive upon the sale of a security or other asset may differ from the Fund's valuation of the security or other asset and from the value used by the Underlying Index, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology as a result of trade suspensions or for other reasons. In addition, the value of the securities or other assets in the Fund's portfolio may change on days or during time periods when shareholders will not be able to purchase or sell the Fund's shares. Authorized Participants who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the securities not been fair valued or been valued using a different methodology. The ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.
Performance Information
As of the date of this Prospectus, the Fund does not have a full calendar year of performance information to report.
Management
Investment Adviser and Sub-Adviser. The Fund's investment adviser is BFA. The Fund’s sub-adviser is BlackRock International Limited (“BIL” or the “Sub-Adviser”).
Portfolio Managers. James Mauro and Karen Uyehara (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager supervises a portfolio management team. Mr. Mauro and Ms. Uyehara have been Portfolio Managers of the Fund since 2023.
Purchase and Sale of Fund Shares
The Fund is an ETF. Individual shares of the Fund may only be bought and sold in the secondary market through a broker-dealer. Because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”).
Tax Information
The Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account (“IRA”), in which case, your distributions generally will be taxed when withdrawn.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), BFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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For more information visit www.iShares.com or call 1-800-474-2737
IS-SP-BEMB-0323
Investment Company Act file No.: 811-09729